UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 18, 2016

Date of Report (Date of earliest event reported)

E-COMPASS ACQUISITION CORP.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-37516	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

China Office: 6F/Tower, 2 West Prosper Centre No.5, Guanghua Road Chaoyang District Beijing, 100020, P.R. China 7 Times Square, 37th Floor New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: 86 (10) 8573 1453

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 18, 2016, E-Compass Acquisition Corp. (the “Company”) determined to change its fiscal year end from December 31 to March 31. The Company plans to file an annual report on Form 10-K with audited financial statements for the transition period ended March 31, 2016 within 90 days after July 18, 2016.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated July 22, 2016

E-COMPASS ACQUISITION CORP.

By:	/s/ Richard Xu
Name: Richard Xu
Title: Chief Executive Officer

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